Exhibit 99.3

MANAGEMENT SERVICES AGREEMENT

THIS MANAGEMENT SERVICES AGREEMENT (“Agreement”), dated as of May 13, 2011 is entered into by and among, Global Capacity Group, Inc., a Texas corporation (“GCG”) and Global Capacity Direct, LLC, a Delaware limited liability company (jointly, the “Manager”); Capital Growth Systems, Inc. d/b/a Global Capacity Group, Inc., a Florida corporation on behalf of itself and the direct or indirect subsidiaries, including the Manager (collectively, the “Seller”); and GC Pivotal, LLC, a Delaware limited liability company (the “Company”).  Any capitalized terms not specifically defined herein shall have the same definition as set forth in the APA (as that term is defined below).

BACKGROUND

WHEREAS, Pivotal Global Capacity, LLC, an Arizona limited liability company and the sole member of Company (“Pivotal”), and the Seller entered into an Asset Purchase Agreement (the “APA”) dated as of January 26, 2011, and approved by the U.S. Bankruptcy Court for the District of Delaware in the bankruptcy cases of the Seller, jointly administered as Case No. 10-12302 (PJW), by order dated January 26, 2011 at Docket Entry 611 (the “Sale Order”).  The APA as approved and modified by the Sale Order sets forth the terms and conditions of a transaction (the “Transaction”) in which Pivotal, through its wholly owned subsidiary, the Company, will acquire substantially all of the assets of the Seller (the “Purchased Assets”) to conduct its business of providing telecommunications services, whether regulated or non-regulated, including, but not limited to network logistic solutions, (the “Business”); and

WHEREAS, the APA and Sale Order provide that to the extent that as of the closing of the Transaction certain of the Purchased Assets cannot be transferred to the Company pending the Company obtaining the requisite telecommunications regulatory authorizations from State and Federal regulatory agencies and/or consent of State and Federal regulatory agencies to the transfer of such Purchased Assets or certain other circumstances, the Seller retains title to such assets (the “Non-Transferred Assets”) and any Assumed Liabilities related to such assets, pending receipt of such authorizations and consents, and shall hold and treat such assets in accordance with the terms set forth in this Agreement.

WHEREAS, the Federal Communications Commission (“FCC”) has granted its approval of the transfer of Purchased Assets to the Company, and has licensed the Company to conduct interstate operation of the Business.

WHEREAS, in anticipation of the closing of the Transaction, the Company has agreed to engage Manager to provide certain services to the Company in connection with the conduct of the Business during the Term (as defined below); and

WHEREAS, Company and Seller desire to utilize Manager’s services and Manager desires to provide such services to Company and Seller, to the fullest extent permissible under Laws (as defined below), on the terms and subject to the conditions stated herein.

NOW, THEREFORE, in consideration of the above recitals and mutual promises and other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.           Compliance with Applicable Laws and Regulations.

1.1           Company, Seller and Manager desire that this Agreement and the obligations performed hereunder be in compliance with (i) all applicable rules, regulations and policies of the FCC and any state public utility commission(s) (the “State PUC(s)”); (ii) the Communications Act of 1934, as amended (the “Act”), 47 U.S.C. 151, et seq., (iii) state laws applicable to Company or Manager and (iv) any other applicable federal, state and local law, regulation or policy (collectively, “Laws”).  It is the purpose and understanding of this Agreement by the parties hereto that Manager shall operate the intrastate Business pursuant to state authorizations held by Manager in those states where Company has not yet obtained the necessary regulatory approval to provide or offer telecommunication services to the public from the State PUC(s).

1.2           To the extent that as of the closing of the Transaction certain of the Purchased Assets cannot be transferred to the Company pending the Company obtaining the requisite telecommunications regulatory authorizations from State and Federal regulatory agencies and/or consent of State and Federal regulatory agencies to the transfer of such Purchased Assets or certain other circumstances, title to  the Non-Transferred Assets and any Assumed Liabilities related to such assets shall be and are retained by the Seller or, to the extent applicable, its direct or indirect subsidiary, pending receipt of such authorizations and consents, and Seller shall hold and treat such assets in accordance with the terms set forth in this Agreement.  Upon receipt from time to time of any such necessary consents, such Non-Transferred Assets are, subject to the consents so received, transferred to the Company with no further consideration to be paid, and the Company shall assume all related Assumed Liabilities.

1.3           It is expressly understood by the parties that nothing in this Agreement is intended (a) to give Company or Manager any right that would be deemed to constitute a transfer or assignment of the Seller’s stock, membership interests or any of Seller’s assets from Seller to Company or Manager, or (b)  to give Manager any right that would be deemed to constitute a transfer or assignment of Company’s stock, membership interests or any of Company’s assets from Company to Manager, or (c) be deemed to constitute Company transacting business as a telecommunications carrier in any state where it has not yet obtained the necessary state certificate, authorization or approval to provide such telecommunication services in such state.  Each party shall perform its obligations under this Agreement in accordance with applicable Laws.  Seller and Company authorize and license Manager to use Seller’s and Company’s assets as needed to provide the Services (as defined below).

1.4           If any State PUC or other governmental body of competent jurisdiction with regard to the Company’s customers regulated by such State PUC determines that a provision of this Agreement violates any applicable Law, or if any State PUC regulating certain of the Company’s customers has advised the parties, orally or in writing, that the review of any request by the parties for authority for the Transaction or Company application(s) for authority to provide telecommunication services in any state will be inordinately delayed or will likely be determined adversely to the parties, the parties will use their respective reasonable efforts to negotiate in good faith to modify this Agreement to the minimum extent necessary so as to comply with such order, decree, action or determination and/or remove any controversy identified by a State PUC without material economic detriment or effect to either party, and to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.  This Agreement, as so modified, shall then continue in full force and effect.

2.           Appointment of Manager.  The Company hereby engages Manager, to the fullest extent permissible under Law, as the provider of the services described below in Section 3 (the “Services”).  Seller also engages Manager (consisting of Seller entities) with respect to the Non-Transferred Assets, as provider of Services relating to such Non-Transferred Assets.  Manager hereby accepts such appointment on the terms and subject to the conditions stated herein.  Such appointment shall be effective as of the MSA Effective Date.

3.           Responsibilities of the Manager.  During the Term, subject to the limitations in Sections 1.1 and 1.2 hereof, Manager shall provide the following services under its applicable State PUC(s) authority: (a) solely manage and supervise the Business in those states where Company does not possess the required certificate of authority or authorization to provide telecommunication services to the public by the State PUC(s) consistent with the provisions of this Agreement, the APA, Sale Order and applicable Laws; (b) operate in such state(s) as the telecommunications carrier of record; (c) advise the Company with respect to the following areas — customer care, network operations, and service delivery; (d) provide all necessary telecommunication services and all assets necessary to provide telecommunication services in those areas where Company has not yet obtained the necessary authorization or approval.  Manager shall report regularly as requested by the Company to Richard Garner and Patrick Shutt (each, a “Designated Executive”) concerning the Services and the Business, and shall be under the supervision and direction from time to time of the Company exercised by its Designated Executive to the extent allowed by law.  A Designated Executive may be changed by the Company upon written notice to the Manager to that effect.

4.           Responsibilities of the Company.   During the Term, subject to the limitations in Section 1.1 and 1.2 hereof, Company shall provide the following non-telecommunication services to Manager in those areas where Company is not authorized by a State PUC to provide telecommunication services:  (a)  billing software, services, presentment and support; (b) tax, fee, and surcharge collection and regulatory reporting and remittance on behalf and as authorized agent of Manager; (c) lockbox; (d) customer care systems and personnel; and, (e) any and all other non-telecommunication services and personnel as needed for the Business.  Upon the Closing of the Transaction, all gross revenues of the Business shall inure to the benefit of the Company and shall be transferred to the Company, and the Company shall fund all expenses directly attributable to operation of the Business and not including bankruptcy-related professional fees and other bankruptcy-related expenses of the Manager or Seller (the “Operating Expenses”), which monies shall be expended by the Company directly to payees and not be made through DIP Financing advances by Pivotal. During the Term, Seller and Company shall cooperate with Manager and make available to Manager such employees, agents and information as necessary to enable Manager to effectively provide the Services.

5.           Independent Contractor Status of Manager.  Manager is an independent contractor in the performance of the Services under this Agreement and shall determine the method, details and means of performing the Services.  Manager shall have no authority to enter into any binding agreements on behalf of the Company or to take any other action on behalf of the Company without the Company’s prior written consent that is not necessary to provide continued existing and adequate service to customers, which consent may be withheld by the Company for any reason.  Nothing contained herein shall be construed to require Company’s consent with respect to the Manager taking any action it deems necessary in the context of the Business to provide for continued existing and adequate service to customers.

6.           Compensation.  As compensation for the Services, the Company shall pay Manager a monthly fee (the “Fee”) per month of the Term equal to the remaining intrastate funds allocated to each state where Manager provides service under Section 3, after the Company has recovered all intrastate Operating Expenses for performance of its responsibilities under Section 4, including deduction of all taxes, fees, and other surcharges payable to the proper tax and regulatory authorities from such intrastate revenues and services.  To the extent that the Term includes less than all of a calendar month, the Fee shall be pro rated based on the number of days in such month.  The Fee shall be due and payable in immediately available funds on the tenth (10th) business day after the termination of this MSA.

7.           Expenses.  Except as otherwise provided in the APA, the parties shall pay their own legal fees, accounting and other non-operating expenses incurred in connection with the negotiation of this Agreement and the Manager’s performance of the Services, including all bankruptcy-related fees and expenses.

8.           Termination of Agreement.  The term of this Agreement (the “Term”) shall commence on the MSA Effective Date and shall expire upon the earlier of the following:  (a) the date that Company obtains all necessary State PUC(s) authorization to provide telecommunication services in the territories where Manager currently has such state authorization; (b) the mutual agreement of the Company and the Manager, or (c) by the Company upon two weeks’ advance written notice to the Manager of the Company’s decision to terminate.  Upon the expiration of the Term or the earlier termination of this Agreement, none of the parties shall be further obligated under this Agreement except for any breach existing as of the expiration of this Agreement and except for the Company’s obligation to pay the Fee.

9.           Limitation of Liability.

(a)           None of the parties shall have any liability hereunder except in the case of willful misconduct or gross negligence on the part of such party or a breach of any representation or warranty hereunder.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, a party’s claim for damages under this Agreement shall be limited to direct damages actually sustained, and no party shall be obligated to indemnify any party or indemnified person for any special, indirect, consequential, exemplary or punitive damages or losses, including lost profits and revenue.

10.         MSA Effective Date.  This Agreement shall be effective as of the Closing of the Transaction (the “MSA Effective Date”).

11.         Notices.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent prior to 5:00 p.m. prevailing time of the recipient via facsimile transmission to the facsimile number given below, and confirmation of facsimile receipt is obtained promptly after completion of transmission, or on the next business day if after that time;  (iii) on the day of transmission if sent via email prior to 5:00 p.m. prevailing time of the recipient to all email addresses for the respective party given below, provided that no email auto-response of non-receipt is received for all of such party’s designated email recipients, or on the next business day if after that time; (iv) on the business day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service for overnight delivery; or (v) on the fifth (5th) calendar day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

If to Manager or Seller, addressed to:

Global Capacity Group, Inc.
180 North LaSalle Street, Suite 2430
Chicago, IL 60601
Attn: Dan Kardatzke
Fax No: 312-673-2422
Email: Dkardatzke@globalcapacity.com

With a copy to:

Mitchell Goldsmith, Esq.
Shefsky & Froelich Ltd.
111 East Wacker Drive, Suite 2800
Chicago, IL  60601
Fax No.: 312-275-7569
Email: Mgoldsmith@shefskylaw.com

If to Company, addressed to:

GC Pivotal, LLC
3200 East Camelback Road, Suite 295
Phoenix, AZ  85018
Attn: Richard Garner and Jerry Pence
Fax No.: 602-956-2313
Email: Rgarner@pivotalgroup.com and
Jpence@pivotalgroup.com

With a copy to:

Susan M. Freeman and
Dawn M. Cica
Lewis and Roca LLP
40 N. Central, Suite 1900
Phoenix, AZ 85004-4429
Fax No. 602-734-3824
Email: SFreeman@LRLaw.com, and
DCica@LRLaw.com

Any party may change its address for the purpose of this Section 11 by giving the other parties written notice of its new address in the manner set forth above.

12.         Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto relating to implementation of the management agreement provided for in the APA and Sale Order, and all prior agreements, correspondence, discussions and understandings of the parties (whether oral or written) relating to the subject matter hereof are merged herein and superseded hereby, it being the intention of the parties hereto that this Agreement and the instruments and agreements contemplated hereby shall serve as the complete and exclusive statement of the terms of their agreement.  This clause, however, shall not impair the validity or enforceability of the Sale Order, APA and related documents which are intended to be and remain effective.

13.         Assignment.  Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party (by contract, operation of law, change of control or otherwise) without the prior written consent of the other parties.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

14.         Section and Paragraph Headings.  The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

15.         Severability.  Each provision of this Agreement is intended to be severable.  Should any provision of this Agreement or the application thereof be judicially, or by arbitral award, declared to be or become illegal, invalid, unenforceable or void, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties.

16.         Governing Law; Venue and Jurisdiction.  This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflict of law rules of Delaware or any other state.

17.         Parties in Interest—No Third Party Beneficiaries.  Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to the Seller, Company or Manager.  No provision of this Agreement shall give any third parties any right of subrogation or action over or against the Seller, Company or Manager.

18.         Amendments; Waivers.  This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance.  Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

19.         Counterparts.  This Agreement may be executed in one or more original, facsimile or pdf counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been executed by each of the parties and delivered to the other parties.  This Agreement may be executed in facsimile or .pdf copy with the same binding effect as an original.

20.         Interpretation.  Except as otherwise provided or if the context otherwise requires, whenever used in this Agreement, (a) any noun or pronoun shall be deemed to include the plural and the singular, (b) the terms “include” and “including” shall be deemed to be followed by the phrase “without limitation,” (c) unless the context otherwise requires, all references to Sections refer to Sections of this Agreement, (d) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (e) any definition of or reference to any Law, agreement, instrument or other document herein will be construed as referring to such Law, agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, and (f) any definition of or reference to any statute will be construed as referring also to any rules and regulations promulgated thereunder.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

21.         Representations and Warranties.   Manager represents and warrants that the entering into of this Agreement (including the Manager’s accounting treatment for the Fees set forth herein) and the transactions and activities contemplated herein will not violate any applicable securities or other similar laws.

IN WITNESS WHEREOF, the parties have executed this Management Services Agreement on the date first written above, effective as of the MSA Effective Date.

COMPANY

GC PIVOTAL, LLC
a Delaware limited liability company
By: PIVOTAL GLOBAL CAPACITY, LLC,
an Arizona limited liability company

By:	FFN Investments, LLC
an Arizona limited liability company,
Its:	Sole Member

	By:	Pivotal Capital Corporation,
an Arizona corporation
	Its:	Manager

By:
F. Francis Najafi
	Its:	President

MANAGER

GLOBAL CAPACITY GROUP, INC.
a Texas corporation

By:

Name:

Title:

and

GLOBAL CAPACITY DIRECT, LLC,
a Delaware limited liability company

By:

Name:

Title:

and

SELLER

CAPITAL GROWTH SYSTEMS, INC. dba GLOBAL CAPACITY GROUP, INC.
a Florida corporation, on behalf of itself and its direct and indirect subsidiaries

By:

Name:

Title: